Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
12.	Related Party Transactions

a)

Two of the Partnership’s LNG carriers, the Arctic Spirit and Polar Spirit, are employed on long-term charter contracts with subsidiaries of Teekay Corporation. In addition, the Partnership and certain of its operating subsidiaries have entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership and its subsidiaries with administrative, commercial, crew training, advisory, business development, technical and strategic consulting services. In addition, as part of the Partnership’s acquisition of its ownership interest in the BG Joint Venture (see Notes 6c and 14d), the Partnership entered into an agreement with a subsidiary of Teekay Corporation whereby Teekay Corporation’s subsidiary will, on behalf of the Partnership, provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings in the BG Joint Venture up to their delivery date. All costs incurred by Teekay Corporation’s subsidiary will be charged to the Partnership and recorded as part of vessel operating expenses. Finally, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary for the conduct of the Partnership’s business. Such related party transactions were as follows for the periods indicated:

	Year Ended
	December 31,	December 31,	December 31,
	2015	2014	2013
	$	$	$
Voyage revenues(i)	35,887	37,596	34,573
Vessel operating expenses	(19,914)	(12,703)	(10,847)
General and administrative expenses(ii)	(14,485)	(13,708)	(11,959)

(i)

Commencing in 2008, the Arctic Spirit and Polar Spirit were time-chartered to Teekay Corporation at a fixed-rate for a period of ten years (plus options exercisable by Teekay Corporation to extend up to an additional 15 years).

(ii)

Includes commercial, strategic, advisory, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and our General Partner for costs incurred on the Partnership’s behalf.

b)

In connection with the Partnership’s initial public offering in May 2005, the Partnership entered into an omnibus agreement with Teekay Corporation, the General Partner and other related parties governing, among other things, when the Partnership and Teekay Corporation may compete with each other and certain rights of first offer on LNG carriers and Suezmax tankers. In December 2006, the omnibus agreement was amended in connection with the initial public offering of Teekay Offshore Partners L.P. (or Teekay Offshore). As amended, the agreement governs, among other things, when the Partnership, Teekay Corporation and Teekay Offshore may compete with each other and certain rights of first offer on LNG carriers, oil tankers, shuttle tankers, floating storage and offtake units and floating production, storage and offloading units.

c)

The Partnership’s Suezmax tanker the Toledo Spirit operates pursuant to a time-charter contract that increases or decreases the otherwise fixed-hire rate established in the charter depending on the spot charter rates that the Partnership would have earned had it traded the vessel in the spot tanker market. The time-charter contract ends in August 2025, although the charterer has the right to terminate the time-charter in July 2018. The Partnership has entered into an agreement with Teekay Corporation under which Teekay Corporation pays the Partnership any amounts payable to the charterer as a result of spot rates being below the fixed rate, and the Partnership pays Teekay Corporation any amounts payable to the Partnership as a result of spot rates being in excess of the fixed rate. The amounts receivable or payable to Teekay Corporation are settled at the end of each year (see Notes 3 and 13).

d)

On November 13, 2014, the Partnership acquired a 2003-built 10,200 cubic meter LPG carrier, the Norgas Napa, from I.M. Skaugen SE (or Skaugen) for $27.0 million. The Partnership took delivery of the vessel on November 13, 2014 and chartered the vessel back to Skaugen on a bareboat contract for a period of five years at a fixed rate plus a profit share component based on a portion of the vessel’s earnings from the Skaugen’s Norgas pool in excess of the fixed charter rate. In connection with the acquisition of Norgas Napa, the General Partner acquired a 1% ownership interest in the Norgas Napa from the Partnership for approximately $0.2 million.

e)

In March 2014, two interest rate swap agreements were novated from Teekay Corporation to the Partnership. Teekay Corporation concurrently paid the Partnership $3.0 million in cash consideration, which represented the estimated fair value of the interest rate swap liabilities on the novation date.

f)

In March 2013, the Partnership incurred a $2.7 million charge relating to a fee to Teekay Corporation for its support in the Partnership’s successful acquisition of its 50% interest in Exmar LPG BVBA (see Note 6d). This acquisition fee is reflected as part of investments in and advances to equity accounted joint ventures in the Partnership’s consolidated balance sheets.

g)

The Partnership entered into services agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide the Partnership with shipbuilding and site supervision services relating to 11 LNG carrier newbuildings the Partnership owns (see Notes 14a and 14b). These costs are capitalized and included as part of advances on newbuilding contracts in the Partnership’s consolidated balance sheets. During the years ended 2015, 2014 and 2013, the Partnership incurred shipbuilding and site supervision costs of $4.3 million, $3.1 million and $0.2 million, respectively. As at December 31, 2015 and 2014 shipbuilding and site supervision costs provided by Teekay Corporation subsidiaries totaled $7.6 million and $3.3 million, respectively.

h)

As at December 31, 2015 and 2014, non-interest bearing advances to affiliates totaled $13.0 million and $11.9 million, respectively, and non-interest bearing advances from affiliates totaled $23.0 million and $43.2 million, respectively. These advances are unsecured and have no fixed repayment terms. Affiliates are entities that are under the same common control.